FRIESS

ASSOCIATES

TIME TESTED • RESEARCH FOCUSED

Friess Small Cap Growth Fund Summary Prospectus April 30, 2019 Institutional Class Shares – SCGFX Investor Class Shares – SCGNX

Before you invest, you may want to review Friess Small Cap Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated April 30, 2019, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.friessfunds.com.  You can also get this information at no cost by calling the Fund (toll-free) at 1-855-656-3017 or by sending an e-mail request to info@friess.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.friessfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-656-3017 or by sending an e-mail request to info@friess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-656-3017 or send an e-mail request to info@friess.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fee	0.00%	0.25%
Shareholder Servicing Plan Fees(1)	0.15%	0.15%
Other Expenses	0.24%	0.23%
Total Annual Fund Operating Expenses	1.39%	1.63%
Less: Fee Waiver(2)	(0.19)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver(1)(2)	1.20%	1.45%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available shareholder servicing plan fees.

(2)
Friess Associates, LLC (the “Adviser” or “Friess”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), leverage/borrowing interest, interest expense, taxes, brokerage commissions and other transactional expenses, dividends paid on short sales, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Institutional Class and 1.45% of the average daily net assets of the Investor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2020.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$122	$421	$742	$1,652
Investor Class	$148	$497	$870	$1,918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 220% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by smaller capitalization companies.  The Fund invests principally in common stocks of U.S. companies but may also invest in equity securities of foreign issuers, usually those that are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).

The Fund defines smaller capitalization companies as companies having market capitalizations at the time of purchase within the market capitalization range of companies included in the Russell 2000® Index (the “Benchmark Index”) at the date of the last reconstitution of the Benchmark Index. As of May 11, 2018, the date of the Benchmark Index’s latest reconstitution (implemented by the Benchmark Index on June 28, 2018), the capitalization range of the Benchmark Index was between $159.2 million and $5.0 billion.

The Fund utilizes a fundamentals-driven, company-by-company investment approach that is based on the premise that companies generating strong earnings growth should see their stock price rise. The Fund invests in companies in a broad range of industries, generally focusing on companies delivering at least 20% year-over-year earnings growth (under normal economic conditions) with shares that sell at reasonable price-to-earnings ratios, typically less than 30 times forward earnings estimates as determined by the Adviser or Friess Associates of Delaware, LLC as sub-adviser of the Fund (“Friess of Delaware” or the “Sub-Adviser”). The Fund targets fundamentally sound companies that are experiencing positive change, such as new products, new management teams or members, acquisitions or divestitures, or legislative changes.  The Fund’s annual portfolio turnover rate may exceed 250%.

The Fund employs a firm sell discipline.  The Fund will sell a portfolio holding when:

•	The company’s fundamentals deteriorate such as contracting profit margins or reduced revenue growth;
•	The Adviser or Sub-Adviser believes investor expectations become unrealistically high regarding the company’s outlook;
•	The Adviser or Sub-Adviser identifies a better investment that needs capital to be made available to facilitate its purchase; or
•	The holding’s share price reaches the Adviser’s or Sub-Adviser’s target price.

Principal Risks

As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser or Sub-Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.

Small-Cap Companies Risk.  Investing in securities of small-cap companies may involve greater volatility than investing in larger, more established companies.  The securities of small-cap companies may have greater price volatility and less liquidity than the securities of larger companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell its shares at a discount from quoted prices.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social, and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Depositary Receipts Risk.  Depositary receipts are generally issued by a bank or trust company and evidence ownership of underlying foreign securities.  Depositary receipts are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance

The Fund is a successor to the Friess Small Cap Trust (the “Predecessor Fund”), an unregistered Delaware Business Trust that commenced operations on August 6, 2002. The Predecessor Fund was reorganized into the Fund by transferring all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on May 31, 2017, the date that the Fund commenced operations (the “Reorganization”).

Performance for the period until the Reorganization is for the Predecessor Fund. From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. After the Reorganization, the Fund’s performance was calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

The information below provides some indications of the risks of investing in the Fund. The bar chart shows how the performance for the Institutional Class shares of the Fund and the Predecessor Fund varied from year to year. The past performance shown below is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.friessfunds.com or by calling the Fund toll-free at 855-656-3017.

Best Quarter	Worst Quarter
Q4 2010 16.06%	Q3 2011 -25.46%

Average Annual Total Returns for the periods ended December 31, 2018
Institutional Class Shares	One Year	Five Years	Ten Years
Return Before Taxes	4.78%	12.19%	11.33%
Return After Taxes on Distributions	-0.42%	10.77%	10.62%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	9.14%	9.13%
Investor Class Shares
Return Before Taxes(1)	4.51%	11.91%	11.05%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-11.01%	4.41%	11.97%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	-9.31%	5.13%	13.52%
(1)
The Fund offers two classes of shares. The Investor Class commenced operations on May 31, 2017.  Performance shown prior to inception of the Investor Class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to Investor Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  Prior to the Reorganization, the Fund was an unregistered trust that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to May 31, 2017. After-tax returns are shown for the Institutional Class only. After-tax returns for the Investor Class will vary.

Management

Investment Adviser and Sub-Adviser

Friess Associates, LLC is the Fund’s investment adviser.  Friess Associates of Delaware, LLC is the Fund’s sub-adviser.

Portfolio Manager

Scott W. Gates, Portfolio Manager and Chief Investment Officer of the Adviser and Sub-Adviser since 2013, is the portfolio manager responsible for the day-to-day management of the Fund.  Mr. Gates has managed the Fund since its inception in May 2017, and served as the portfolio manager to the Predecessor Fund since September 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Friess Small Cap Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 855-656-3017, or through a financial intermediary. The minimum initial and subsequent investment amounts for each share class are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$100,000	$100
Investor Class	$2,000	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.